                                                                      Exhibit 32

                                  CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the filing by China Automotive Systems, Inc. (the "Company") with the Securities and Exchange Commission of its Quarterly Report on Form 10-QSB for the Quarterly Period Ended September 30, 2004 (the "Report"), the undersigned do hereby certify that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respect, the financial condition and results of operation of the Company.

A signed original of this written statement required by Section 906, another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  November 13, 2004                By:  /s/ HANLIN CHEN
                                        ----------------------------
                                        President and Chief
                                        Executive Officer


Date:  November 12, 2004                By:  /s/ DAMING HU
                                        ----------------------------
                                        Daming Hu
                                        Chief Financial Officer

                                       46